UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

6.750% Senior Notes due 2029

On August 14, 2025, AAR CORP. (the “Company”), a Delaware corporation, issued $150,000,000 aggregate principal amount of its 6.750% Senior Notes due 2029 (the “Additional Notes”). The Additional Notes were issued pursuant to an existing indenture, dated as of March 1, 2024 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 1, 2024 (the “First Supplemental Indenture”), and as further supplemented by the Second Supplemental Indenture, dated as of October 8, 2024 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), among the Company, the guarantors named therein (the “Note Guarantors”) and Wilmington Trust, National Association (the “Trustee”). The Additional Notes are treated as a single series with the $550,000,000 aggregate principal amount of 6.750% Senior Notes due 2029 issued on March 1, 2024 under the Base Indenture and the First Supplemental Indenture (the “Existing Notes” and, together with the Additional Notes, the “Notes”) and have substantially the same terms as the Existing Notes. The Additional Notes were issued at a price of 102.000% of their principal amount, plus accrued and unpaid interest from March 15, 2025, for a yield to maturity of 6.119%.

The Additional Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Interest and Maturity

The Additional Notes bear interest at a rate of 6.750% per annum, payable semiannually in cash in arrears on March 15 and September 15 of each year, commencing September 15, 2025. The Additional Notes will mature on March 15, 2029.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in the Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On August 11, 2025, the Company issued a press release announcing the launch of the offering of the Additional Notes. The text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On August 11, 2025, the Company issued a press release announcing the pricing of the Additional Notes. The text of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Base Indenture, dated as of March 1, 2024, by and between the Company and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2024)

4.2	Form of 6.750% Senior Note due 2029 (included in Exhibit 4.1)

4.3	First Supplemental Indenture, dated as of March 1, 2024, by and among the Company, the Note Guarantors and the Trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2024)

4.4	Second Supplemental Indenture, dated as of October 8, 2024, by and among the Company, the Note Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2024)

99.1	Press Release, dated August 11, 2025 (Launch)

99.2	Press Release, dated August 11, 2025 (Pricing)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAR CORP.

Date: August 14, 2025	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary